[Logo]                                                        Semiannual Report
INVESTMENT MANAGEMENT                                         September 30, 1997



MFS(R) MUNICIPAL INCOME FUND




                               [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Portfolio Manager's Overview ..............................................  2
Portfolio Manager's Profile ...............................................  3
Fund Facts ................................................................  4
Performance Summary .......................................................  4
Portfolio Concentration ...................................................  5
Portfolio of Investments ..................................................  6
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 23
Trustees and Officers ..................................................... 29

--------------------------------------------------------------------------------

   HIGHLIGHTS

   o FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 7.49%, CLASS B SHARES 7.08%, AND CLASS C SHARES 6.95%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE PAST SIX MONTHS SAW A DRAMATIC DECLINE IN INTEREST RATES, DRIVEN BY A MODERATION IN ECONOMIC ACTIVITY. YIELDS ON 30-YEAR U.S. TREASURY BONDS DECLINED 0.67%, WHILE YIELDS ON 30-YEAR, "AAA"- RATED MUNICIPAL BONDS FELL 0.50%. (PRINCIPAL VALUE AND INTEREST ON TREASURY SECURITIES ARE GUARANTEED BY THE U.S. GOVERNMENT IF HELD TO MATURITY.)

   o THE FUND BENEFITED FROM THE CONTINUING COMPRESSION OF YIELD SPREADS BETWEEN CREDIT QUALITIES, THE IMPACT OF HOLDING ZERO-COUPON AND NONCALLABLE BONDS, AND REFUNDINGS OF SOME OF THE FUND'S HOLDINGS.

   o THE FUND HAS MAINTAINED A DURATION (OR SENSITIVITY TO CHANGES IN INTEREST RATES) THAT IS SOMEWHAT LONGER THAN THAT OF ITS BENCHMARK INDEX, A POSITION TAKEN IN LIGHT OF OUR POSITIVE OUTLOOK FOR THE OVERALL MARKET.

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN
[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. Although the economy appears to be in a modest lull, the money supply is increasing at a rapid rate, and it still appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

In the fixed-income markets, we have been encouraged by the Fed's decision at its July meeting not to raise short-term interest rates. Inflation remains under control, and events in the Pacific Rim countries appear to be clearly disinflationary. At the same time, we are concerned that tight labor markets could lead to inflationary pressures. As a result, our near-term outlook is neutral to modestly positive. However, it is imperative that investors not lose sight of the potential for a strengthening economy, which would encourage the Fed to tighten monetary conditions.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    -----------------------------------
    A. Keith Brodkin
    Chairman and President

    October 15, 1997

PORTFOLIO MANAGER'S OVERVIEW
[Photo of Geoffrey L. Schechter]
Geoffrey L. Schechter

Dear Shareholders:
The six-month period ended September 30, 1997, was marked by a dramatic decline in interest rates. The yield on the 30-year U.S. Treasury bond fell from 7.07% on April 1, 1997, to 6.40% on September 30, a drop of 67 basis points (0.67%). Driving this steep decline in interest rates was a moderation in the level of economic activity from the torrid pace experienced during the first quarter of 1997. This, combined with an inflation rate that remains quiescent, led to a diminished possibility of the Fed's further tightening monetary policy in the near term. As fears of further tightening faded, interest rates marched lower.

Municipal bond yields also declined during this period. The yield on 30-year general-obligation bonds rated "AAA" by Standard & Poor's fell from 5.75% on April 1, 1997, to 5.25% on September 30, a drop of 50 basis points (0.50%). This resulted in a yield ratio of 30-year municipals to comparable-maturity Treasury securities of 82%, slightly higher than the 81% ratio at the end of March. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The modest increase is primarily attributable to a surge in the issuance of tax-exempt bonds during the last half of September, as issuers took advantage of the year's lowest interest rates.

In this environment, Class A shares of the Fund provided a total return of 7.49%, Class B shares 7.08%, and Class C shares 6.95% for the period. These returns assume the reinvestment of distributions but exclude the effects of any sales charges. The Fund's returns compare favorably to a 6.56% return for the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of national municipal bond investments rated "Baa" or higher. They also compare favorably to the 6.55% average return for tax-exempt municipal bond funds as reported by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

The main factors behind these positive returns were the continuing compression of yield spreads between credit qualities, the impact of holding zero-coupon and noncallable bonds, and refundings of some of the Fund's holdings. The past six months have seen a continuation of the trend toward tighter credit spreads, with the spread between "AAA"- and "BBB"-rated bonds tightening from approximately 40 basis points (0.40%) to approximately 20 basis points (0.20%). This tightening benefited the Fund because about 30% of the portfolio is invested in lower-grade securities. Further contributing to the Fund's positive performance was the maintenance of a duration (or sensitivity to changes in interest rates) that was somewhat longer than that of the Lehman Index, a position taken in light of our positive outlook for the overall market.

We currently remain positive about the future course of interest rates and, thus, are keeping the Fund's duration modestly longer than that of the Lehman Index. However, the continued strength of the economy does temper our enthusiasm, and we remain concerned about a possible increase in inflationary pressures and a concomitant tightening in monetary policy by the Fed. If inflationary pressures should occur, we would take any steps necessary to reduce the Fund's interest-rate sensitivity in an effort to protect shareholders' capital.

Respectfully,

/s/ Geoffrey L. Schechter
----------------------------
Geoffrey L. Schechter
Portfolio Manager


--------------------------------------------------------------------------------

   PORTFOLIO MANAGER'S PROFILE

   GEOFFREY L. SCHECHTER JOINED MFS IN 1993 AS AN INVESTMENT OFFICER IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF THE UNIVERSITY OF TEXAS AND THE
   BOSTON UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE WAS
   NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1994 AND VICE PRESIDENT -- INVESTMENTS IN 1995. HE HAS MANAGED MFS(R) MUNICIPAL INCOME FUND SINCE
   1996. MR. SCHECHTER IS A CERTIFIED PUBLIC ACCOUNTANT (C.P.A.) AND A CHARTERED FINANCIAL ANALYST (C.F.A.).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND FACTS

  OBJECTIVE:                THE FUND SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT
                            INCOME EXEMPT FROM FEDERAL INCOME TAXES AS IS
                            CONSIDERED CONSISTENT WITH PRUDENT INVESTING AND
                            PROTECTION OF SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
    INVESTMENT OPERATIONS:  DECEMBER 29, 1986

  CLASS INCEPTION:          CLASS A  SEPTEMBER 7, 1993
                            CLASS B  DECEMBER 29, 1986
                            CLASS C  JANUARY 3, 1994

  SIZE:                     $389.8 MILLION NET ASSETS AS OF SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds like MFS Municipal Income Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class C shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF SEPTEMBER 30, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                                   6 Months           1 Year          5 Years         10 Years
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                              +7.49%           +9.30%          +37.33%         +115.49%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                            --             +9.30%          + 6.55%         +  7.98%
-----------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                            --             +4.10%          + 5.51%         +  7.45%
-----------------------------------------------------------------------------------------------------------------------------------


PERFORMANCE SUMMARY -- continued

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                                   6 Months           1 Year          5 Years         10 Years
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                              +7.08%           +8.46%          +32.44%         +107.84%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                            --             +8.46%          + 5.78%         +  7.59%
-----------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                            --             +4.46%          + 5.46%         +  7.59%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                                   6 Months           1 Year          5 Years         10 Years
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                              +6.95%           +8.48%          +32.56%         +108.03%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                            --             +8.48%          + 5.80%         +  7.60%
-----------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                            --             +7.48%          + 5.80%         +  7.60%
-----------------------------------------------------------------------------------------------------------------------------------

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase.

Class A and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the inception of Class A and Class C shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class A share performance generally would have been higher than Class B share performance. Operating expenses attributable to Class C shares are not significantly different from those of Class B shares. The Class B share performance included within the Class A share SEC performance has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. The Class C share SEC performance has been adjusted to reflect the lower CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1997

QUALITY RATINGS

"AAA"                  43.7%
"AA"                   11.7%
"A"                    10.3%
"BBB"                  15.7%
"BB"                    1.3%
"B"                     0.9%
Not Rated              16.4%

PORTFOLIO OF INVESTMENTS (Unaudited) - September 30, 1997

Municipal Bonds - 99.7%
------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)             VALUE
------------------------------------------------------------------------------------------------
General Obligation - 8.3%
  Commonwealth of Massachusetts, 7s, 2007                              $   725      $    806,468
  Crowley, TX, Independent School District, Capital
    Appreciation, FGIC, 0s, 2015                                         3,690         1,434,967
  East Whittier, CA, City School District, Capital
    Appreciation, "A", FGIC, 0s, 2018                                      965           310,499
  East Whittier, CA, City School District, Capital
    Appreciation, "A", FGIC, 0s, 2019                                      960           292,512
  East Whittier, CA, City School District, Capital
    Appreciation, "A", FGIC, 0s, 2020                                      965           278,441
  East Whittier, CA, City School District, Capital
    Appreciation, "A", FGIC, 0s, 2021                                      960           262,311
  Harris County, TX, Capital Appreciation Refunding,
    MBIA, 0s, 2016                                                       8,000         2,924,640
  Lewisville, TX, Independent School District, PSF, 0s, 2019             2,500           760,150
  New Orleans, LA, AMBAC, 0s, 2015                                       3,000         1,153,410
  New York City, NY, 8.2s, 2003                                            855           994,861
  New York City, NY, 8.2s, 2003                                          4,145         4,741,507
  New York City, NY, 7.5s, 2008                                          1,350         1,506,154
  Northwest Texas Independent School District, AMBAC,
    0s, 2011                                                             3,000         1,478,430
  State of Texas, 7.625s, 2018                                          14,405        15,408,020
                                                                                    ------------
                                                                                    $ 32,352,370
------------------------------------------------------------------------------------------------
State and Local Appropriation - 1.7%
  New York Dormitory Authority Rev. (City University),
    7.5s, 2010                                                         $ 2,500      $  3,032,750
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 7.875s, 2008                                 235           260,157
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 7.75s, 2020                                  290           313,809
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 7.5s, 2021                                   205           226,711
  Philadelphia, PA, Regional Port Authority Lease Rev.,
    MBIA, MVRIC, 8.42s, 2020(++)                                         2,500         2,856,450
                                                                                    ------------
                                                                                    $  6,689,877
------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 22.5%
  Adams County, CO, Single Family Mortgage Rev.,
    8.875s, 2011                                                       $ 2,510      $  3,438,474
  Chapel Hill, NC, Parking Facilities Rev. (Rosemary
    Street Project), 8.125s, 2000                                          915         1,038,580
  Chapel Hill, NC, Parking Facilities Rev. (Rosemary
    Street Project), 8.25s, 2000                                         1,000         1,138,730
  Colquitt County, GA, Development Authority Rev., "A",
    0s, 2021                                                             2,815           734,208
  Colquitt County, GA, Development Authority Rev., "C",
    0s, 2021                                                             5,725         1,493,195
  Commonwealth of Massachusetts, 7s, 2007                                1,865         2,074,570
  Fredericksburg, VA, Industrial Development Authority,
    Hospital Facilities Rev., FGIC, INFLOS, 9.326s, 2023(++)             1,500         1,792,605
  Illinois Education and Facilities Authority, 8.75s, 2015                  60            61,555
  Massachusetts Health & Education Facilities Authority
    (Suffolk University), 8s, 2000                                       1,000         1,111,640
  Massachusetts Industrial Finance Agency, Tunnel Rev.
    (Mass. Turnpike), 9s, 2020                                           2,800         3,226,496
  Massachusetts Water Resources Authority, 7.625s, 2000                  3,200         3,529,152
  Montgomery County, TX, Health Facilities Development
    Corp., 0s, 2023                                                      6,620         1,577,414
  Montgomery County, TX, Health Facilities Development
    Corp., FSA, 0s, 2023                                                 5,000         1,191,400
  New York City, NY, 8.25s, 2001                                         4,140         4,824,963
  New York Local Government Assistance Corp., 7.25s, 2001                2,750         3,070,375
  New York Medical Care Facilities Finance Agency,
    7.75s, 2000                                                          1,765         1,944,200
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 7.875s, 2000                               1,180         1,321,258
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 7.875s, 2000                               5,180         5,800,098
  New York Medical Care Facilities Finance Agency
    (Mental Health Services), 7.5s, 2001                                 1,795         2,012,051
  New York Urban Development Corp., 7.75s, 2000                          5,000         5,487,400
  New York Urban Development Corp., 7.5s, 2001                           2,500         2,811,375
  New York Urban Development Corp. (Correctional
    Facilities), 7.3s, 2002                                              2,340         2,651,477
  Pennsylvania Industrial Development Authority Rev.,
    7s, 2001                                                             7,000         7,773,710
  Philadelphia, PA, Municipal Authority Rev., FGIC, 7s, 2001             2,000         2,241,640
  Richmond County, GA, Development Authority Rev.,
    0s, 2021                                                            10,755         2,805,119
  Richmond County, GA, Development Authority Rev.,
    0s, 2021                                                             9,000         2,347,380
  Savannah, GA, Economic Development Authority, 0s, 2021                 6,125         1,597,523
  Texas Turnpike Authority (Houston Ship Channel
    Bridge), 12.625s, 2002                                               3,000         4,091,430
  Washington County, PA, AMBAC, 7.45s, 2000                              1,200         1,334,904
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), 14.375s, 2001                                             805           981,504
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), 7.375s, 2000                                            5,355         5,898,211
  Washington Public Power Supply System Rev. (Nuclear
    Project #3), 7s, 2011                                                4,050         4,421,831
  Washington, GA, Wilkes Payroll Development Authority
    Rev., 0s, 2021                                                       8,000         2,086,560
                                                                                    ------------
                                                                                    $ 87,911,028
------------------------------------------------------------------------------------------------
Airport and Port Revenue -- 12.7%
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (American Airlines), 7.875s, 2025                  $ 3,500      $  3,817,415
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.4s, 2018                        1,960         2,112,586
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                       2,840         3,199,516
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                       6,300         7,097,517
  Cleveland, OH, Airport Special Facilities Rev.
    (Continental Airlines), 9s, 2019                                     4,300         4,713,789
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                          1,000         1,172,220
  Dallas-Fort Worth, TX, International Airport (American
    Airlines), 7.5s, 2025                                                5,000         5,429,100
  Denver, CO, City & County Airport Rev., 8.75s, 2023                    4,750         5,581,535
  Hawaii Airports Systems Rev., FGIC, 7.5s, 2020                         5,350         5,857,073
  Hillsborough County, FL, Aviation Authority Rev.
    (USAir), 8.6s, 2022                                                  2,000         2,279,140
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                                         1,000         1,100,720
  Louisville & Jefferson County, KY, Regional Airport
    Authority, "A", MBIA, 6.5s, 2017                                     3,000         3,298,380
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.375s, 2020                                              3,500         3,796,590
                                                                                    ------------
                                                                                    $ 49,455,581
------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 13.5%
  Austin, TX, Utility Systems Rev., AMBAC, 0s, 2010                    $ 7,500      $  3,845,025
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s,
    2011(S)(S)                                                           3,325         3,853,309
  Austin, TX, Utility Systems Rev., FGIC, 0s, 2018                      10,000         3,248,300
  Chicago, IL, Gas Supply Rev. (People's Gas), 8.1s, 2020                2,000         2,199,660
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.375s, 2016                                                         2,000         2,297,880
  Georgia Municipal Electric Power Authority Rev., MBIA-
    IBC, 6.5s, 2020                                                      7,350         8,516,151
  Midland, MI, Environmental Development Authority,
    Pollution Control Rev. (Midland Cogeneration), 9.5s, 2009            2,000         2,204,460
  North Carolina Eastern Municipal Power Agency, MBIA-
    IBC, 7s, 2007                                                        3,250         3,843,743
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6s, 2029                                1,000         1,005,970
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                                           6,000         6,540,360
  Southern Minnesota Municipal Power Agency, MBIA,
    0s, 2020                                                            13,500         4,056,210
  Southern Minnesota Municipal Power Agency, MBIA,
    0s, 2021                                                            10,660         3,034,262
  Southern Minnesota Municipal Power Agency, MBIA,
    0s, 2025                                                             6,400         1,447,616
  Tampa, FL, Utility Tax, Capital Appreciation, AMBAC,
    0s, 2017                                                             2,110           738,437
  Texas Municipal Power Agency Rev., AMBAC, 0s, 2011                     5,930         2,880,260
  Washington Public Power Supply System Rev., BIGI,
    0s, 2013                                                             4,000         1,705,240
  Washington Public Power Supply System Rev., BIGI,
    0s, 2014                                                             3,350         1,341,876
                                                                                    ------------
                                                                                    $ 52,758,759
------------------------------------------------------------------------------------------------
Health Care Revenue - 4.9%
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001                          $    95      $     93,260
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                              140           135,433
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                             505           481,002
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                             1,130         1,070,822
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                              1,495         1,622,359
  Gadsden County, FL, Industrial Development Authority
    (RHA/FLA Properties), 10.45s, 2018                                   1,900         1,966,823
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                           1,401           435,587
  Massachusetts Health & Education Facilities Authority
    (New England Deaconess Hospital), 6.875s, 2022                       4,140         4,524,151
  Millbrae, CA, Residential Facility (Magnolia of
    Millbrae Project), 7.375s, 2027                                      1,000         1,003,230
  Montgomery County, PA, Industrial Development
    Authority, Health Facilities Rev. (AHF/Ambler),
    8.5s, 2023                                                             300           312,618
  Philadelphia, PA, Industrial Development Authority
    (RHA/Pavillion), 10.25s, 2018                                        1,465         1,465,923
  Philadelphia, PA, Industrial Development Authority
    (RHA/Philadelphia), 10.25s, 2018                                     1,890         1,892,400
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 6.5s, 2019                                          1,000         1,058,970
  Tennessee State Veterans Home Board Rev. (Humboldt
    Project), 6.75s, 2021                                                1,000         1,093,990
  Torrance, CA, Hospital Rev., 6.875s, 2015                              1,695         1,835,041
                                                                                    ------------
                                                                                    $ 18,991,609
------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 7.0%
  Braxton County, WV, Solid Waste Disposal Rev.
    (Weyerhaeuser Co. Project), 5.8s, 2027                             $ 1,390      $  1,407,862
  Burns Harbor, IN, Solid Waste Disposal Facilities Rev.
    (Bethlehem Steel), 8s, 2024                                          3,000         3,290,880
  Carbon County, UT, Solid Waste Disposal Rev. (Laidlaw
    Environmental), 7.45s, 2017                                          2,500         2,580,400
  Dayton, OH, Special Facilities Rev. (Emery Air
    Freight), 12.5s, 2009                                                1,000         1,093,300
  East Chicago, IN, Exempt Facilities Rev. (Inland Steel
    Co.), 6.7s, 2012                                                     2,070         2,254,623
  Erie County, PA (International Paper), 7.875s, 2016                    1,200         1,314,804
  Lake Charles, LA, Harbor & Terminal District Port
    (Occidental Petroleum), 7.2s, 2020                                   1,000         1,111,690
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp. Project), 7.4s, 2026                          5,150         5,573,278
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp. Project), 7.2s, 2027                          1,000         1,072,640
  Northampton County, PA, Industrial Development
    Authority (Bethlehem Steel), 7.55s, 2017                             1,200         1,313,940
  Port of New Orleans, LA (Avondale Industries), 8.5s, 2014              2,000         2,295,660
  Port of New Orleans, LA (Continental Grain Co.),
    7.5s, 2013                                                           1,000         1,094,330
  St. Augustine, FL, Airport Authority (Grumman Repair
    Facility), 11s, 2004                                                   500           518,230
  West Side Calhoun County, TX, Navigation District
    (Union Carbide), 8.2s, 2021                                          2,000         2,224,040
                                                                                    ------------
                                                                                    $ 27,145,677
------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 3.5%
  Clermont County, OH, Hospital Facilities Rev. (Mercy
    Health Systems), AMBAC, MVRICs, 9.391s, 2021(++)                   $ 1,500      $  1,809,330
  Henrico County, VA, Industrial Development Authority
    Rev. (Bon Secours), FSA, RIBS, 7.843s, 2027(++)                      5,000         5,796,450
  Jefferson County, KY, Hospital Rev. (Alliant Health
    System), MBIA, INFLOS, 8.857s, 2014(++)                              1,500         1,772,175
  Mississippi Hospital Equipment & Facilities Authority
    Rev. (Rush Medical Foundation), Connie Lee, 6.7s, 2018               1,000         1,081,960
  Rio Grande Valley, TX, Health Facilities Development
    Corp., MBIA, 7.308s, 2015(S)                                         2,800         3,033,352
                                                                                    ------------
                                                                                    $ 13,493,267
------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.8%
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments Project), 7.25s, 2027                                   $ 1,000      $  1,134,810
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments Project), 7.25s, 2027                                       610           635,364
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 10s, 2027                                                 380           386,931
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                    2,750         2,956,030
  Maryland Community Development Administration,
    8.5s, 2028                                                           3,000         3,065,010
  Pennsylvania Housing Finance Agency, 7.6s, 2013                        1,000         1,079,530
  Texas State Department of Housing & Community Affairs,
    10s, 2026                                                            2,325         2,394,146
  Vermont Housing Finance Agency, 8.375s, 2020                           2,685         2,803,462
  Wisconsin Housing & Economic Development Authority,
    7.2s, 2013                                                           4,000         4,249,360
                                                                                    ------------
                                                                                    $ 18,704,643
------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.2%
  Metropolitan Pier & Exposition Authority, IL, MBIA, 0s, 2016         $ 8,400      $  3,012,744
  Southeast, WI, Baseball Park Sales Tax Rev., MBIA, 0s, 2025            1,000           214,670
  Southeast, WI, Baseball Park Sales Tax Rev., MBIA, 0s, 2027            1,500           284,415
  Southeast, WI, Baseball Park Sales Tax Rev., MBIA, 0s, 2028            5,800         1,040,636
  Southeast, WI, Baseball Park Sales Tax Rev., MBIA, 0s, 2029            1,730           293,719
                                                                                    ------------
                                                                                    $  4,846,184
------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 6.4%
  Chicago, IL, Residential Mortgage Rev., MBIA, 0s, 2009               $ 3,710      $  1,619,786
  Cook County, IL, Single Family Housing Rev., 0s, 2015                  6,300           898,821
  De Kalb, IL, Single Family Mortgage Rev., GNMA,
    7.45s, 2009                                                            215           235,356
  Harris County, TX, Housing Finance Corp., 9.625s, 2003                   200           201,082
  Harris County, TX, Housing Finance Corp., 9.875s, 2014                   335           336,809
  Kentucky Housing Corp. FHA, 7.45s, 2023                                4,545         4,819,882
  Mississippi Home Corp., Single Family Rev., GNMA,
    7.1s, 2023                                                             625           669,562
  New Hampshire Housing Finance Authority, 7.2s, 2010                    6,030         6,417,669
  Tennessee Housing Development Agency, 0s, 2017                         3,445         1,099,472
  Utah Housing Finance Agency, 8.625s, 2019                                790           863,873
  Utah Housing Finance Agency, 9.125s, 2019                                 80            87,190
  Utah Housing Finance Agency, 9.25s, 2019                                  50            54,599
  Utah Housing Finance Agency, 6.3s, 2028                                2,000         2,088,320
  West Virginia Housing Development Fund, 7.85s, 2014                    5,185         5,391,570
                                                                                    ------------
                                                                                    $ 24,783,991
------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.9%
  Charleston County, SC, Resource Recovery Rev.
    (Foster Wheeler), 9.25s, 2010                                      $ 3,200      $  3,331,872
------------------------------------------------------------------------------------------------
Student Loan Revenue - 1.6%
  Pennsylvania State Higher Educational Assistance
    Agency, RIBS, AMBAC, 9.409s, 2026(++)                              $ 5,500      $  6,223,140
------------------------------------------------------------------------------------------------
Turnpike Revenue - 4.9%
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s to 1/1/05, 7.15s to 2012                        $ 5,000      $  3,570,950
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s to 1/1/05, 7.15s to 2013                          5,000         3,586,600
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s, 2030                                             5,000           785,000
  New Jersey Turnpike Authority Rev., MBIA, 6.5s, 2016                   1,450         1,691,048
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2004                                             3,000         2,255,550
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2005                                             1,800         1,288,332
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2009                                             6,750         3,886,515
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2014                                             5,000         2,165,450
                                                                                    ------------
                                                                                    $ 19,229,445
------------------------------------------------------------------------------------------------
Universities - 1.2%
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2026                               $ 2,000      $  2,141,280
  New Hampshire Higher Education & Health Facilities
    Authority Rev. (New Hampshire College), 6.375s, 2027                 1,435         1,457,788
  St. Joseph County, IN, Educational Facilities Rev.
    (University of Notre Dame), 6.5s, 2026                               1,000         1,183,830
                                                                                    ------------
                                                                                    $  4,782,898
------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 3.4%
  Massachusetts Water Resources Authority, 6.5s, 2019                  $ 7,495      $  8,746,140
  Salt Lake County, UT, Water Conservancy District Rev.,
    AMBAC, 0s, 2008                                                      2,100         1,225,392
  Salt Lake County, UT, Water Conservancy District Rev.,
    AMBAC, 0s, 2009                                                      3,800         2,086,922
  Westmoreland County, PA, Municipal Authority, FGIC,
    0s, 2022                                                             5,000         1,284,700
                                                                                ----------------
                                                                                    $ 13,343,154
------------------------------------------------------------------------------------------------
Other - 1.2%
  Illinois Dedicated Tax (Civic Center), AMBAC, 0s, 2016               $ 5,000      $  1,735,000
  Martha's Vineyard, MA, Land Bank (Land Acquisition),
    8.125s, 2011                                                         1,800         1,960,902
  Massachusetts Health & Education Facilities Authority
    (Learning Center for Deaf Children), 9.25s, 2014                       900           960,318
                                                                                    ------------
                                                                                    $  4,656,220
------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $345,801,564)                               $388,699,715
------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.4%
  Burke County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power), due 4/01/32                          $ 1,200      $  1,200,000
  Heard County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 9/01/29                          100           100,000
  New York, NY, Municipal Water Finance Authority,
    due 6/15/24                                                            200           200,000
------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                $  1,500,000
------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $347,301,564)                                   $390,199,715
Other Assets, Less Liabilities - (0.1)%                                                 (431,085)
------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $389,768,630
------------------------------------------------------------------------------------------------
   (S) Indexed security.
(S)(S) When-issued security. At September 30, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.
  (++) Inverse floating rate security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
 -----------------------------------------------------------------------------
SEPTEMBER 30, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $347,301,564)       $390,199,715
  Cash                                                                 549
  Receivable for Fund shares sold                                  445,640
  Receivable for investments sold                                  629,190
  Interest receivable                                            6,557,054
  Other assets                                                       3,690
                                                              ------------
      Total assets                                            $397,835,838
                                                              ------------
Liabilities:
  Distributions payable                                         $  750,392
  Payable for Fund shares reacquired                             1,289,468
  Payable for investments purchased                              2,309,297
  Payable for when-issued investments purchased                  3,488,125
  Payable to affiliates -
    Management fee                                                  23,338
    Shareholder servicing agent fee                                  4,151
    Distribution and service fee                                    21,409
  Accrued expenses and other liabilities                           181,028
                                                              ------------
      Total liabilities                                       $  8,067,208
                                                              ------------
Net assets                                                    $389,768,630
                                                              ============
Net assets consist of:
  Paid-in capital                                             $359,341,986
  Unrealized appreciation on investments                        42,898,151
  Accumulated net realized loss on investments                 (12,768,423)
  Accumulated undistributed net investment income                  296,916
                                                              ------------
      Total                                                   $389,768,630
                                                              ============
Shares of beneficial interest outstanding                     43,827,151
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $170,760,073 / 19,213,570 shares of
    beneficial interest outstanding)                             $8.89
                                                                 =====
  Offering price per share (100 / 95.25)                         $9.33
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $199,108,178 / 22,378,713 shares of
    beneficial interest outstanding)                             $8.90
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $19,900,379 / 2,234,868 shares of
     beneficial interest outstanding)                            $8.90
                                                                 =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

Net investment income:
  Interest income                                                   $13,346,585
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,422,527
    Trustees' compensation                                               21,351
    Shareholder servicing agent fee                                     255,110
    Distribution and service fee (Class A)                              202,820
    Distribution and service fee (Class B)                            1,057,603
    Distribution and service fee (Class C)                               93,503
    Administrative fee                                                   29,612
    Custodian fee                                                        66,459
    Postage                                                              22,739
    Printing                                                             19,279
    Auditing fees                                                        15,459
    Legal fees                                                            3,750
    Miscellaneous                                                        90,630
                                                                    -----------
      Total expenses                                                $ 3,300,842
    Fees paid indirectly                                                (27,300)
                                                                    -----------
      Net expenses                                                  $ 3,273,542
                                                                    -----------
        Net investment income                                       $10,073,043
                                                                    -----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                    $ 1,814,785
  Change in unrealized appreciation on investments                   15,419,543
                                                                    -----------
      Net realized and unrealized gain on investments               $17,234,328
                                                                    -----------
          Increase in net assets from operations                    $27,307,371
                                                                    ===========
See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED
                                                          SEPTEMBER 30, 1997                    YEAR ENDED
                                                                 (UNAUDITED)                MARCH 31, 1997
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $ 10,073,043                  $ 21,988,427
  Net realized gain (loss) on investments                          1,814,785                    (3,566,000)
  Net unrealized gain (loss) on investments                       15,419,543                    (2,405,366)
                                                                ------------                  ------------
    Increase in net assets from operations                      $ 27,307,371                  $ 16,017,061
                                                                ------------                  ------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $ (4,465,474)                 $ (7,739,363)
  From net investment income (Class B)                            (5,020,432)                  (13,259,117)
  From net investment income (Class C)                              (443,666)                     (829,094)
                                                                ------------                  ------------
    Total distributions declared to shareholders                $ (9,929,572)                 $(21,827,574)
                                                                ------------                  ------------

Net decrease in net assets from Fund share transactions         $(24,945,085)                 $(42,149,734)
                                                                ------------                  ------------
      Total decrease in net assets                              $ (7,567,286)                 $(47,960,247)
Net assets:
  At beginning of period                                         397,335,916                   445,296,163
                                                                ------------                  ------------

At end of period including accumulated undistributed net
  investment income of $296,916, and $153,445 respectively      $389,768,630                  $397,335,916
                                                                ============                  ============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                        YEAR ENDED MARCH 31,
                                                   SEPTEMBER 30, 1997                ------------------------------------
                                                          (UNAUDITED)                      1997                      1996
-------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 8.50                    $ 8.62                    $ 8.56
                                                               ------                    ------                    ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.24                    $ 0.49                    $ 0.51
  Net realized and unrealized gain (loss) on
   investments                                                   0.39                     (0.12)                     0.05
                                                               ------                    ------                    ------
      Total from investment operations                         $ 0.63                    $ 0.37                    $ 0.56
                                                               ------                    ------                    ------
Less distributions declared to shareholders
 from net investment income(++)                                $(0.24)                   $(0.49)                   $(0.50)
                                                               ------                    ------                    ------
Net asset value - end of period                                $ 8.89                    $ 8.50                    $ 8.62
                                                               ======                    ======                    ======
Total return(+)                                                 7.49%++                   4.28%                     6.81%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.24%+                    1.31%                     1.28%
  Net investment income                                         5.57%+                    5.75%                     5.75%
Portfolio turnover                                                15%                       30%                       23%
Net assets at end of period (000 omitted)                    $170,760                  $152,039                  $121,903

   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
  ## For fiscal periods ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0003.
 (S) The distributor did not impose the Class A distribution fee of 0.10% per annum for the year ended March 31, 1996.
     If this fee had been incurred by the Fund, the net investment income per share would have been $0.47 and the ratios of expenses and net investment income to average net assets would have been 1.38% and 5.66%, respectively.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED MARCH 31,                     YEAR ENDED
                                                                -------------------------------              NOVEMBER 30,
                                                                 1995                   1994+++                     1993*
-------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 8.56                    $ 8.99                    $ 9.15
                                                               ------                    ------                    ------
Income from investment operations# -
  Net investment income                                        $ 0.50                    $ 0.15                    $ 0.12
  Net realized and unrealized gain (loss) on
   investments                                                   0.02                     (0.51)                    (0.16)
                                                               ------                    ------                    ------
      Total from investment operations                         $ 0.52                    $(0.36)                   $(0.04)
                                                               ------                    ------                    ------
Less distributions declared to shareholders -
 From net investment income                                    $(0.52)                   $(0.02)                   $(0.11)
 From net realized gain on investments                           --                       (0.01)                     --
 In excess of net realized gain on investments(+++)             (0.00)                    (0.04)                    (0.01)
                                                               ------                    ------                    ------
      Total distributions declared to shareholders             $(0.52)                   $(0.07)                   $(0.12)
                                                               ------                    ------                    ------
Net asset value - end of period                                $ 8.56                    $ 8.56                    $ 8.99
                                                               ======                    ======                    ======
Total return(+)                                                 6.33%                   (7.90)%+                  (1.80)%+
Ratios (to average net assets)/Supplemental data:
  Expenses                                                      1.13%                     1.07%+                    0.76%+
  Net investment income                                         6.20%                     5.31%+                    4.94%+
Portfolio turnover                                                25%                        9%                       30%
Net assets at end of period (000 omitted)                     $25,270                    $5,595                      $461

    * For the period from the commencement of the Fund's offering of Class A shares, September 7, 1993, through
      November 30, 1993.
    + Annualized.
  +++ For the four-month period ended March 31, 1994.
    # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(+++) For the year ended March 31, 1995, the per share distributions in excess of net realized gains were less than $0.01.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                        YEAR ENDED MARCH 31,
                                                   SEPTEMBER 30, 1997                ------------------------------------
                                                          (UNAUDITED)                      1997                      1996
-------------------------------------------------------------------------------------------------------------------------
                                                              CLASS B
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 8.51                    $ 8.63                    $ 8.57
                                                               ------                    ------                    ------
Income from investment operations# -
  Net investment income                                        $ 0.21                    $ 0.43                    $ 0.43
  Net realized and unrealized gain (loss) on
   investments                                                   0.39                     (0.13)                     0.06
                                                               ------                    ------                    ------
      Total from investment operations                         $ 0.60                    $ 0.30                    $ 0.49
                                                               ------                    ------                    ------
Less distributions declared to shareholders
  from net investment income(++)                               $(0.21)                   $(0.42)                   $(0.43)
                                                               ------                    ------                    ------
Net asset value - end of period                                $ 8.90                    $ 8.51                    $ 8.63
                                                               ======                    ======                    ======
Total return                                                    7.08%++                   3.44%                     5.87%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    1.99%+                    2.11%                     2.13%
  Net investment income                                         4.80%+                    4.95%                     4.90%
Portfolio turnover                                                15%                       30%                       23%
Net assets at end of period (000 omitted)                    $199,108                  $226,138                  $306,889

   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
  ## For fiscal periods ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0003.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED MARCH 31,                     YEAR ENDED
                                                                 ------------------------------              NOVEMBER 30,
                                                                 1995                   1994+++                      1993
-------------------------------------------------------------------------------------------------------------------------
                                                              CLASS B
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 8.56                    $ 8.99                    $ 8.73
                                                               ------                    ------                    ------
Income from investment operations# -
  Net investment income                                        $ 0.44                    $ 0.14                    $ 0.42
  Net realized and unrealized gain (loss) on
   investments                                                   0.00                     (0.51)                     0.42
                                                               ------                    ------                    ------
      Total from investment operations                         $ 0.44                    $(0.37)                   $ 0.84
                                                               ------                    ------                    ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.43)                   $(0.01)                   $(0.45)
  From net realized gain on investments                          --                       (0.01)                    (0.10)
  In excess of net investment income                             --                        --                       (0.03)
  In excess of net realized gain on investments                  --                       (0.04)                     --
                                                               ------                    ------                    ------
      Total distributions declared to shareholders             $(0.43)                   $(0.06)                   $(0.58)
                                                               ------                    ------                    ------
Net asset value - end of period                                $ 8.57                    $ 8.56                    $ 8.99
                                                               ======                    ======                    ======
Total return                                                    5.32%                   (8.97)%+                    9.95%
Ratios (to average net assets)/Supplemental data:
  Expenses                                                      2.16%                     2.24%+                    2.11%
  Net investment income                                         5.15%                     4.74%+                    4.92%
Portfolio turnover                                                25%                        9%                       30%
Net assets at end of period (000 omitted)                    $412,965                  $479,478                  $518,179

  + Annualized.
+++ For the four-month period ended March 31, 1994.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                   1992            1991            1990            1989            1988          1987**
-----------------------------------------------------------------------------------------------------------------------------------
                                       CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                $ 8.50          $ 8.25          $ 8.41          $ 8.11          $ 7.67          $ 8.47
                                        ------          ------          ------          ------          ------          ------
Income from investment operations -
  Net investment income                 $ 0.47          $ 0.49          $ 0.49          $ 0.51          $ 0.50          $ 0.38
  Net realized and unrealized
   gain (loss) on investments             0.26            0.25           (0.15)           0.30            0.43           (0.83)
                                        ------          ------          ------          ------          ------          ------
      Total from investment
       operations                       $ 0.73          $ 0.74          $ 0.34          $ 0.81          $ 0.93          $(0.45)
                                        ------          ------          ------          ------          ------          ------
Less distributions declared to
 shareholders -
  From net investment income            $(0.48)         $(0.49)         $(0.50)         $(0.51)         $(0.49)         $(0.35)
  From paid in capital                   (0.02)           --              --              --              --              --
                                        ------          ------          ------          ------          ------          ------
      Total distributions
       declared to shareholders         $(0.50)         $(0.49)         $(0.50)         $(0.51)         $(0.49)         $(0.35)
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $ 8.73          $ 8.50          $ 8.25          $ 8.41          $ 8.11          $ 7.67
                                        ======          ======          ======          ======          ======          ======
Total return                             8.82%           9.21%           4.18%          10.24%          12.53%         (5.79)%+
Ratios (to average net assets)/Supplemental data:
  Expenses                               2.03%           2.04%           2.05%           2.07%           2.09%           2.03%+
  Net investment income                  5.50%           5.82%           5.99%           6.09%           6.38%           6.00%+
Portfolio turnover                         52%             73%             91%            127%            171%            138%
Net assets at end of period (000
 omitted)                             $449,949        $409,084        $379,239        $343,887        $244,825        $183,935

** For the period from the commencement of the Fund's investment operations, December 29, 1986, through November 30, 1987.
 + Annualized.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED                             YEAR ENDED MARCH 31,
                                   SEPTEMBER 30, 1997         ------------------------------------------------------
                                          (UNAUDITED)               1997          1996          1995           1994***
-------------------------------------------------------------------------------------------------------------------
                                              CLASS C
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $ 8.52            $ 8.64        $ 8.57        $ 8.56          $ 9.07
                                               ------            ------        ------         -----          ------
Income from investment operations# -
  Net investment income                        $ 0.21            $ 0.43        $ 0.43        $ 0.44          $ 0.09
  Net realized and unrealized gain
   (loss) on investments                         0.38             (0.12)         0.07          0.01           (0.59)
                                               ------            ------        ------         -----          ------
      Total from investment
       operations                              $ 0.59            $ 0.31        $ 0.50        $ 0.45          $(0.50)
                                               ------            ------        ------         -----          ------
Less distributions declared to
 shareholders from net investment
 income(++)                                    $(0.21)           $(0.43)       $(0.43)       $(0.44)         $(0.01)
                                               ------            ------        ------         -----          ------
Net asset value - end of period                $ 8.90            $ 8.52        $ 8.64         $8.57          $ 8.56
                                               ======            ======        ======         =====          ======
Total return                                    6.95%++           3.62%         5.94%         5.39%        (19.42)%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                    1.99%+            2.06%         2.05%         2.09%           2.18%+
  Net investment income                         4.81%+            5.00%         4.95%         5.23%           4.62%+
Portfolio turnover                                15%               30%           23%           25%              9%
Net assets at end of period (000
omitted)                                      $19,900           $19,159       $16,504       $10,936          $6,393

 *** For the period from the commencement of the Fund's offering of Class C shares, January 3, 1994, through
     March 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
  ## For fiscal periods ending after September 1, 1995, the Fund's expenses are calculated without reductions for fees paid indirectly.
(++) For the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0003.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Income Fund (the Fund) is a diversified series of MFS Municipal Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Indexed Securities - The Fund may invest in indexed securities whose value may be linked to interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time. The Fund uses the effective interest method for reporting interest income on payment-in-kind
(PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form
1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At March 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $11,911,166, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on March 31, 2002, ($1,415,952), March 31, 2003, ($6,517,530),
March 31, 2004, ($2,228,612), and March 31, 2005, ($1,749,072).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.30% of average daily net assets and 6.43% of investment income.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

          First $1 billion                                   0.0150%
          Next $1 billion                                    0.0125%
          Next $1 billion                                    0.0100%
          In excess of $3 billion                            0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,438 for the period ended September 30, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $8,478 for the period ended September 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $44,178 for the period ended September 30, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the period ended September 30, 1997, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $37,772 and $6,958 for Class B and Class C shares, respectively, for the period ended September 30, 1997. Fees incurred under the distribution plan during the period ended September 30, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended September 30, 1997, were $3, $126,795, and $8,116, on Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of up to 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations aggregated $59,071,998 and $79,891,798, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $347,301,564
                                                               ============
Gross unrealized appreciation                                  $ 43,661,517
Gross unrealized depreciation                                      (763,366)
                                                               ------------
    Net unrealized appreciation                                $ 42,898,151
                                                               ============
(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                  PERIOD ENDED SEPTEMBER 30, 1997            YEAR ENDED MARCH 31, 1997
                                  -------------------------------       ------------------------------
                                        SHARES             AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                          6,165,121      $  53,490,926        10,598,452      $  91,183,934
Shares issued to
  shareholders in
  reinvestment of
  distributions                        246,123          2,149,218           421,941          3,631,704
Shares reacquired                   (5,079,226)       (44,120,038)       (7,272,704)       (62,547,556)
                                    ----------      -------------       -----------      -------------
    Net increase                     1,332,018      $  11,520,106         3,747,689      $  32,268,082
                                    ==========      =============       ===========      =============

Class B Shares
                                  PERIOD ENDED SEPTEMBER 30, 1997            YEAR ENDED MARCH 31, 1997
                                  -------------------------------    ---------------------------------
                                        SHARES             AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                            794,627      $   6,896,356         1,742,931      $  15,013,335
Shares issued to
 shareholders in
 reinvestment of
 distributions                         322,340          2,815,386           885,494          7,626,737
Shares reacquired                   (5,305,763)       (46,094,995)      (11,607,867)       (99,999,564)
                                    ----------      -------------       -----------      -------------
    Net decrease                    (4,188,796)     $ (36,383,253)       (8,979,442)     $ (77,359,492)
                                    ==========      =============       ===========      =============

Class C Shares
                                  PERIOD ENDED SEPTEMBER 30, 1997            YEAR ENDED MARCH 31, 1997
                                  -------------------------------    ---------------------------------
                                        SHARES             AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                            786,471      $   6,863,152         1,159,265      $  10,015,620
Shares issued to
 shareholders in
 reinvestment of
 distributions                          55,409            479,818            69,652            600,563
Shares reacquired                     (856,241)        (7,424,908)         (890,281)        (7,674,507)
                                    ----------      -------------       -----------      -------------
    Net increase (decrease)            (14,361)     $     (81,938)          338,636      $   2,941,676
                                    ==========      =============       ===========      =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended September 30, 1997, was $921.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Municipal Income Fund

TRUSTEES                                CUSTODIAN
A. Keith Brodkin* - Chairman and        State Street Bank and Trust Company
President
                                        INVESTOR INFORMATION
Richard B. Bailey* - Private Investor;  For MFS stock and bond market
Former Chairman and Director (until     outlooks, call toll free:
1991), Massachusetts Financial          1-800-637-4458 anytime from a
Services Company; Director, Cambridge   touch-tone telephone.
Bancorp; Director, Cambridge Trust
Company                                 For information on MFS mutual funds,
                                        call your financial adviser or, for an
Peter G. Harwood - Private Investor     information kit, call toll free:
                                        1-800-637-2929 any business day from 9
J. Atwood Ives - Chairman and Chief     a.m. to 5 p.m. Eastern time (or leave
Executive Officer, Eastern Enterprises  a message anytime).

Lawrence T. Perera - Partner, Hemenway  INVESTOR SERVICE
& Barnes                                MFS Service Center, Inc.
                                        P.O. Box 2281
William J. Poorvu - Adjunct Professor,  Boston, MA 02107-9906
Harvard University Graduate School of
Business Administration                 For general information, call toll free
                                        1-800-225-2606 any business day from
Charles W. Schmidt - Private Investor   8 a.m. to 8 p.m. Eastern time.

Arnold D. Scott* - Senior Executive     For service to speech- or
Vice President, Director and            hearing-impaired, call toll free:
Secretary, Massachusetts Financial      1-800-637-6576 any business day from 9
Services Company                        a.m. to 5 p.m. Eastern time. (To use
                                        this service, your phone must be
Jeffrey L. Shames* - President and      equipped with a Telecommunications
Director, Massachusetts Financial       Device for the Deaf.)
Services Company
                                        For share prices, account balances,
Elaine R. Smith - Independent           and exchanges, call toll free:
Consultant                              1-800-MFS-TALK (1-800-637-8255)
                                        anytime from a touch-tone telephone.
David B. Stone - Chairman, North
American Management Corp. (investment   WORLD WIDE WEB
advisers)                               www.mfs.com

INVESTMENT ADVISER
Massachusetts Financial Services
Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Geoffrey L. Schechter*                  [DALBAR   For the fourth year in a row,
                                        LOGO]    MFS earned a #1 ranking in the
TREASURER                                    DALBAR, Inc. Broker/Dealer Survey,
W. Thomas London*                       Main Office Operations Service Quality
                                        Category. The firm achieved a 3.42
ASSISTANT TREASURERS                    overall score on a scale of 1 to 4 in
Mark E. Bradley*                        the 1997 survey. A total of 111 firms
Ellen Moynihan*                         responded, offering input on the
James O. Yost*                          quality of service they received from
                                        29 mutual fund companies nationwide.
SECRETARY                               The survey contained questions about
Stephen E. Cavan*                       service quality in 11 categories,
                                        including "knowledge of operations
ASSISTANT SECRETARY                     contact," "keeping you informed,"
James R. Bordewick, Jr.*                "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

MFS(R) MUNICIPAL                                            --------------
INCOME FUND                                                    Bulk Rate
                                                             U.S. Postage
500 Boylston Street                                              Paid
Boston, MA 02116-3741                                            MFS
                                                            --------------
[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

[DALBAR LOGO]
TOP-RATED SERVICE


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                     MMI-3 11/97 25M  02/202/302